                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John L. Coughlin, Stephen D. Fantone and John T. Lynch, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                                    TITLE                                      DATE

JOHN L. COUGHLIN                                     Director                            November 7, 2000
-----------------------
John L. Coughlin

STEPHEN D. FANTONE                                   Director                            November 7, 2000
-----------------------
Stephen D. Fantone

SAMUEL O. RAYMOND                                    Director                            November 7, 2000
-----------------------
Samuel O. Raymond

A. THEODORE MOLLEGEN, JR.                            Director                            November 7, 2000
-------------------------
A. Theodore Mollegen, Jr.


THURMAN F. NAYLOR                                    Director                            November 7, 2000
-----------------------
Thurman F. Naylor

GARY K. WILLIS                                       Director                            November 7, 2000
-----------------------
Gary K. Willis

ARTHUR L. FATUM                                      Director                            November 7, 2000
---------------
Arthur L. Fatum
